Newhouse Broadcasting Cable Division of
          Newhouse Broadcasting Corporation and Subsidiaries
                       Condensed Balance Sheet
                             (UNAUDITED)
                            March 31, 1995


                                                                   Assets
                                                                   ------
Current assets
- - --------------
Cash                                                             $5,236,882
Receivables:
     Trade, less allowance for doubtful
     accounts of $835,017                                         4,378,276
     Other                                                        4,408,930
Refundable income taxes                                           4,150,062
Prepaid expenses and other                                        1,917,415
Deferred income taxes                                               323,410
                                                                 ----------
         Total current assets                                    20,414,975
         --------------------

Property, plant and equipment - less
     accumulated depreciation                                   202,896,115
Notes receivable                                                  2,727,644
Investments                                                      12,524,698
Intangible assets - less accumulated
     amortization                                                68,144,257
Deferred income taxes                                             1,432,824
Other assets                                                      1,175,391
                                                               -------------

               Total assets                                   $ 309,315,904
               ------------                                   =============

               Liabilities and divisional equity
               ---------------------------------

Current liabilities
- - -------------------
Accounts payable and accrued liabilities                      $  35,356,811
Income taxes payable                                              9,213,900
                                                              -------------
         Total current liabilities                               44,570,711
         -------------------------

Long-term liabilities                                             2,423,731
- - ---------------------                                          ------------

         Total liabilities                                       46,994,442
          -----------------

Divisional equity                                               262,321,462
- - -----------------                                              ------------

          Total liabilities and division equity               $ 309,315,904
          -------------------------------------                ============



See notes to condensed financial statements.

               Newhouse Broadcasting Cable Division of
          Newhouse Broadcasting Corporation and Subsidiaries
       Condensed Statements of Operations and Divisional Equity
                             (UNAUDITED)

                                                       Eight Months Ended
                                                       ------------------
                                                            March 31,
                                                            ---------
                                                     1995                1994
                                                     ----                ----

Total operating revenues                       $ 219,067,139     $ 209,355,196
- - -------------------------                       ------------      ------------

Operating expenses
- - ------------------
   Programming costs                              51,574,809        45,016,412
   Selling, general and administrative            87,328,527        79,338,316
   Depreciation and amortization                  36,547,937        27,276,678
                                                 -----------      ------------

          Total operating expenses               175,451,273       151,631,406
          ------------------------               -----------      ------------

         Operating income                         43,615,866        57,723,790
         ----------------
Other (expense) income                              (672,326)          153,626
                                                  -----------     ------------
         Income before taxes on income and
         ---------------------------------
               cumulative effect of accounting
               -------------------------------
               change                             42,943,540        57,877,416
               ------

Taxes on income                                   17,042,788        22,983,205
                                                 -----------       -----------

         Income before cumulative effect of
         ----------------------------------
               accounting change                  25,900,752        34,894,211
               -----------------

Cumulative effect of a change in
     accounting for income taxes                        -              692,680
                                                -------------      -----------

         Net income                               25,900,752        35,586,891
         ----------

Divisional equity - beginning of period          226,095,948       158,519,280

Distributions from (to) parent                    10,324,762        (8,891,544)
                                                ------------     -------------

         Divisional equity - end of period      $262,321,462      $185,214,627
         ---------------------------------       ===========       ===========



See notes to condensed financial statements.

               Newhouse Broadcasting Cable Division of
          Newhouse Broadcasting Corporation and Subsidiaries
                  Condensed Statements of Cash Flows
                             (UNAUDITED)

                                                       Eight Months Ended
                                                       ------------------
                                                            March 31,
                                                            ---------
                                                     1995                1994
                                                     ----                ----
Cash flows from operating activities:
- - ------------------------------------
    Net Income                                    $ 25,900,752    $ 35,586,891
Adjustments to reconcile net income to net
- - ------------------------------------------
    cash provided by operating activities:
    -------------------------------------
    Depreciation and amortization                   36,547,937      27,276,678
     Cumulative effect of change in accounting
        for income taxes                                -             (692,680)

Change in working capital items:
     Decrease in receivables - trade                 2,705,739         273,231
     (Increase) decrease in receivables - other       (879,866)        893,097
     (Increase) in refundable income taxes          (1,776,191)       (272,809)
     (Increase) in prepaid expenses and other         (280,732)       (264,742)
     (Increase) in other assets                       (166,293)       (140,583)
     Increase (decrease) in accounts payable
         and accrued expenses                        3,773,420      (5,175,653)
     Increase in income taxes payable                8,089,966       3,472,002
                                                  ------------    ------------

       Net cash provided by operating activities    73,914,732      60,955,432
       -----------------------------------------  ------------     -----------

Cash flows used in investing activities:
- - ---------------------------------------
     Capital expenditures                          (80,284,248)    (48,773,775)
     (Increase) in investments - net                  (525,433)       (507,081)
     (Increase) in notes receivables                    -             (291,778)
     (Increase) in intangible assets                (2,228,039)       (238,240)
                                                  -------------    -----------
       Net cash used in investing activities       (83,037,720)    (49,810,874)
       -------------------------------------      -------------    -----------

Cash flows provided by (used in)
- - --------------------------------
financing activities:
- - --------------------
   Distributions from (to) parent                   10,324,762      (8,891,544)
                                                   ------------    -----------

         Net cash provided by (used in)
         ------------------------------
               financing activities                 10,324,762      (8,891,544)
               --------------------                ------------    -----------

Net increase in cash                                 1,201,774       2,253,014

Cash - beginning of period                           4,035,108       4,618,969
                                                   ------------    -----------

       Cash - end of period                      $   5,236,882    $  6,871,983
       --------------------                        ============    ===========

                               - Continued-


See notes to condensed financial statements.

               Newhouse Broadcasting Cable Division of
          Newhouse Broadcasting Corporation and Subsidiaries
                  Condensed Statements of Cash Flows
                             (UNAUDITED)


                            - Continued -



                                                       Eight Months Ended
                                                       ------------------
                                                            March 31,
                                                            ---------
                                                     1995                1994
                                                     ----                ----

Supplemental disclosures of cash flow information
- - -------------------------------------------------

Cash paid during the year for:

     Interest                                      $     -        $     -
                                                   ===========     ==========

     Income taxes                                  $10,729,013    $19,784,012
                                                    ==========     ==========


Supplemental disclosure of non-cash transactions
- - ------------------------------------------------

On December 31, 1994, the division exchanged notes
   receivable and accrued interest for additional
   shares of E! Entertainment Television, Inc.
   preferred stock.                                $ 3,437,196    $    -
                                                    ==========     ==========





See notes to condensed financial statements.

               Newhouse Broadcasting Cable Division of
          Newhouse Broadcasting Corporation and Subsidiaries
               Notes to Condensed Financial Statements
                             (UNAUDITED)
                            March 31, 1995


1.   Basis of presentation
     ---------------------

     The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted principles for interim financial information. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, there has been no material change in the information disclosed in the notes to financial statements included in the division's financial statements for the year ended July 31, 1994. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

2.   Subsequent event
     ----------------

     On September 9, 1994, Newhouse Broadcasting Corporation and subsidiaries and an affiliate (Vision Cable Communications, Inc. and subsidiaries) entered into an agreement with Time Warner Entertainment Company, L.P. The agreement stipulates that Newhouse Broadcasting Corporation and subsidiaries and its affiliate will transfer their cable system divisions, along with certain cable systems owned by Time Warner Entertainment Company, L.P. to a newly formed partnership. The transaction was completed on April 1, 1995.